                                               [LOGO]

   THE FOREIGN & COLONIAL
   EMERGING MIDDLE EAST FUND, INC.

      SEMI-ANNUAL REPORT
      APRIL 30, 1997

                           [LOGO]

FOREIGN & COLONIAL EMERGING MARKETS LIMITED

GENERAL INFORMATION

THE FUND

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company whose shares are traded on the New York Stock Exchange ("NYSE"). Its investment objective is long-term capital appreciation through investment primarily in equity securities of Middle East issuers. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of emerging Middle East issuers, with an anticipated emphasis on Egypt, Jordan, Morocco, Oman and Tunisia. The balance of the Fund's assets are invested in equity and corporate debt securities of other Middle East issuers and sovereign debt obligations of Middle East countries.

THE INVESTMENT ADVISER

Foreign & Colonial Emerging Markets Limited (the "Investment Adviser"), an indirect wholly-owned subsidiary of Foreign & Colonial Management Ltd., is the Fund's investment adviser.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "ForClE" or "ForegnColon". The Fund's NYSE trading symbol is "EME".

Net asset value and market price information regarding the Fund's shares are published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES and each Saturday in BARRON'S, as well as in other newspapers. All inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, Boston EquiServe, at 800-426-5523.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares are registered in their own names are deemed to have elected to have all distributions (net of any applicable U.S. withholding tax) reinvested automatically in additional shares of the Fund by State Street Bank and Trust Company, as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent, on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund c/o State Street Bank and Trust Company at P.O. Box 8200, Boston, MA 02266-8200.

ANNUAL SHAREHOLDERS' MEETING

The Fund's annual meeting of shareholders was held on February 19, 1997. Shareholders voted to re-elect Albert Francke and Walter M. Noel, Jr. as Class I Directors and ratified the appointment of Price Waterhouse LLP as the Fund's independent accountant for the fiscal year ending October 31, 1997.

The resulting vote count for each proposal is indicated below:

1.         Election of Directors:

           CLASS I TO SERVE UNTIL YEAR 2000 ANNUAL MEETING
           Albert Francke            For:                 1,032,859
                                     Withheld Authority:    510,182
           Walter M. Noel, Jr.       For:                 1,032,859
                                     Withheld Authority:    510,182

2.         Ratification of appointment of Price Waterhouse LLP as
           the Fund's independent accountant:
                                     For:                 1,037,249
                                     Against:                 4,692
                                     Abstain:               501,100

OTHER MATTERS

In response to recent amendments to Maryland corporate law, the Board of Directors reviewed various corporate governance provisions in the Fund's By-Laws and, on May 14, 1997, approved amendments to the Fund's By-Laws to (i) increase the percentage of shareholder voting power required to call a special meeting of its shareholders to a majority of the votes entitled to be cast at the meeting and (ii) reduce the permissible board committee size to one director.

Audley Twiston Davies has informed the Board of Directors that he will be leaving the Investment Adviser, and that effective July 11, 1997 he will resign as Chairman of the Board of Directors and President of the Fund.

REPORT OF INVESTMENT ADVISER

Dear Shareholders:

We are pleased to present the semi-annual report of The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") for the six months ended April 30, 1997. Over this period, the NAV per share has increased from $15.37 to $20.12, a rise of 30.9%. This reflects continuing interest in the region by international investors.

EGYPT

The Hermes Financial Index appreciated 70.6% during the last six months. Egyptian domestic politics continue to be stable. The country's relationship with Israel has become more strained following Israel's recent decision to develop the Har Homa housing project, but President Mubarek continues to hold a large majority and broad domestic support. Prime Minister Kamal Garzouri's challenge remains enriching the impoverished population, while retaining the country's leadership position in the peace process. Gross Domestic Product ("GDP") growth in 1996 approximated 4.0% and the International Monetary Fund ("IMF") recently raised its forecast to an average of 7.0% for the next three years. Growth continues to be construction and consumption driven. Currently, inflation measures approximately 8.0%. However, the twelve commodity basket used to measure the Consumer Price Index ("CPI") is not representative of the actual level of inflation. Company costs have increased 11.0-14.0% over the last twelve months, suggesting a higher level of actual inflation. Egypt's economy remains the strongest in the region, both in terms of growth and the government's macroeconomic position. Privatization is continuing full steam ahead with twenty companies on the government's privatization agenda in the next six months.

MOROCCO

The Moroccan stock market rose 37.4% in US$ terms during the last six months. The local elections have been moved to June 13, 1997 and according to the electoral census, twelve million eligible voters have been identified. These county and municipal elections are significant as they will provide an indication of voter sentiment with respect to the parliamentary elections in September. Initial estimates for 1997 indicate that no GDP growth is expected. Agricultural contribution to GDP is expected to be negative this year due to base effects. In addition, non-agriculture GDP is expected to benefit from: (1) strong agricultural production during 1996, (2) easy money and, (3) the ongoing reform process. The government is striving to achieve a budget deficit of less than 3.0% of GDP (revised upwards from 2.7%) in the current fiscal year. A substantial surplus is unlikely given the strength on the revenue side and the potential devaluation of the Dirham, which is still a longer term issue. A controlled depreciation could be accompanied by further liberalization of the external payments system and the financial sector with the aim of full convertibility. Domestic liquidity has resulted in strong inflows into the equity market as evidenced by the six-fold rise in total money under management over the past 18 months. As in Egypt, the market is hungry for new paper and as long as the government can sustain a constant flow of new supply, the markets should not overheat.

ISRAEL

The Mishtanim Index gained 30.7% in US$ terms during the last six months. The peace process has come to a standstill due to Palestinian/ Israeli government differences regarding interpretation of the Oslo peace accords and the construction of the Har Homa housing project in Jerusalem. U.S. intervention has not yet brought the two sides back to the negotiating table. Due to lack of evidence, Prime Minister Netanyahu was not indicted by the Attorney General as a result of the Bar-on scandal. To international investors' disappointment, this decreases the chances of a Labour-Likud coalition in the foreseeable future. Economic growth has slowed, stemming from declines in tourism and immigration. GDP grew only 2.7% (annualized) in the fourth quarter of 1996 and 4.4% for all of 1996. The budget deficit is anticipated to exceed the target of 2.8% of GDP, primarily because the economic slowdown will result in lower than expected revenues. In addition, the government may not be able to reign in spending due to political considerations. In our view, the administration will have to reduce spending 1.0% across the board to meet targets.

TURKEY

During the last six months, the Istanbul Stock Exchange returned 23.2% in US$ terms. The National Security Council's solid stance against extreme Islamist activities increased the tension among the coalition partners. As expected, Prime Minister Erbakan and his party strongly opposed the restrictions related to religious secondary schools (where welfare supporters are educated). After a thirteen-year hiatus, the military finds itself again at center stage of Turkish politics. We believe it is very likely that a highly probable break-up of the current coalition will be followed by another center-right coalition or a National Unity government. Such a coalition or government would most likely de-emphasize welfare and focus on social legislation. In 1996, GDP growth was 7.9% and in 1997 we expect that it will be strong as well, estimated at 6.0%, due to strong consumption and investments supporting growth. Domestic investment permits for 1997 have already reached US$ 30 billion which we believe will add 1.0-1.5% to GDP growth. The 1996 budget recorded a TL 1,215 trillion deficit compared to the revised official estimate of TL 1,300 trillion. However, this slightly better than expected performance was not the result of belt tightening, rather, it was brought about by a lengthening of borrowing maturities which shifted interest expenditures to the end of 1997 and beyond. Between April and October 1997, hard currencies are expected to cease to become an investment instrument for Turkish investors. Traditionally, with the onset of the tourism season, the lira gains relative value, a pattern likely to be repeated as funds flow from hard currencies into lira denominated assets.

LEBANON

The September election results, in spite of allegations of vote-rigging, reflected a broad-based endorsement of the pro-government and pro-Hariri candidates and their economic policies. Prime Minister Hariri and his government allies captured a majority of the seats in Parliament. Although Hariri's position was strengthened by his success in the September parliamentary elections, the income gap is widening, resulting in an undercurrent of discontent. Investment growth is likely to be adversely affected by the government's reduced spending for capital projects. On the other hand, the Lebanese government was promised US$ 1 billion in immediate aid at a December meeting in Washington with donor countries and multinational institutions. Export growth is expected to remain firm at 16.0% in 1997, despite the strong exchange rate. With export growth remaining strong and import growth weakening in the wake of an expected depressed consumer base and an anticipated slowdown in capital formation, the trade balance should improve. By reducing spending and raising revenue, the government plans to reduce the budget deficit, from a likely LL3,500 billion in 1996 to LL2,299 billion in 1997, corresponding to 13.0% of GDP. The Central Bank of Lebanon declared that net foreign exchange reserves reached US$ 4.28 billion compared with US$ 2.86 billion a year ago, exemplifying the renewed confidence in the country. Expected 1997 GDP growth is 6.0% while the CPI is forecast to reach 12.0%. The number of listed stocks has increased from four to ten over the last year and the administration is making a genuine effort to develop the capital markets. Liquidity remains very tight.

OMAN

Over the review period, the Muscat Securities Market appreciated 45.6%. Omani GDP rose an estimated 5.6% in 1996, the fastest pace in the Gulf Co-operation Council, and is estimated to rise 4.2% in 1997 and 5.1% in 1998. Not only have efforts to expand oil production been somewhat successful, but construction projects to expand the Liquified Gas Project are also on track and should boost future production, especially at the turn of the century. In the meantime, foreign firms are expected to become involved with electricity and water projects as Oman attempts to attract foreign investment. An "Omanization" program is more voluntary than in some other countries and depends more upon the support of the private sector than upon government coercion. Foreign investors are now allowed to invest in Omani companies. The majority of listed companies have their annual general meetings in May and June, at which time they are expected to change their articles of association to enable foreign investors access to the shareholder structures.

JORDAN

The market has remained flat in US$ terms during the last six months. We expect that during the coming months the domestic political scene will be dominated by regional developments, as the possibility of domestic unrest remains somewhat high. A major cabinet reshuffling took place in March as the Kabariti government was downsized and Abdel El Salaam Majali became the new prime minister. The new administration is more dynamic than the previous one and an acceleration of the reform process can be expected in the short-run. Jordan's real GDP growth forecast continues to reflect the deteriorating regional political environment. Economic growth, having reached 6.4% in 1995, is projected to have slowed to 5.2% in 1996 and is forecast to remain in the 5.0% range during 1997 and 1998. Increased trade prospects with Iraq could further add to growth. Higher than normal inflation in 1996 (6.5%) was a result of the government's decision in August to remove subsidies on wheat, which effectively doubled the price of bread. Further reductions in government subsidies on basic goods and a higher rate of indirect taxation under the terms of the IMF program, together with steady economic growth and increased manufacturing costs for imported inputs, should keep inflation between 4.0-5.0% in 1997. At the heart of the

Jordanian economic policy is a tight monetary stance, which is anticipated to be maintained through 1997. The objective is to support the dinar, build up foreign exchange reserves and control inflation through high interest rates. However, progress has been painfully slow with the official goal set at three months import coverage by the year 2000. The country is trying to become more export-oriented with the opening of new markets, such as Iraq and the Palestinian Authority. New reforms are expected to be passed in 1997 to enable investors to own in excess of 50% of Jordanian companies. The immediate impact of these reforms will be a broadening of investment opportunities for foreign institutions in Jordan, despite mild resistance from the Parliament.

TUNISIA

The stock market depreciated 25.9% during the last six months. The strong grip of President Ben Ali on the political scene continues, despite heavy criticism from outside the country regarding human rights. GDP growth during 1996 registered 6.9%, reflecting an agricultural recovery after two years of drought. Official GDP estimates for 1997 are 5.7% and over the medium-term, Tunisian authorities will be striving to sustain growth of 6.0%. This should be attainable as the economy shifts away from agriculture and towards industry and services, which currently account for 20% and 30% of GDP, respectively. Tunisia, to a greater extent than Morocco, can rely on industrial export growth to smooth out fluctuations in the agricultural sector. However, due to the European Union partnership agreement signed in 1995 and the slow progress in attracting foreign investment, these challenges limit prospects. In March 1997, the government declared its intention to sell off the six state-owned cement companies over the next few months. The last three hotels the government owns are up for sale as well. These sales should be facilitated by a recent law which enables foreign investors to purchase up to 49% of listed companies without prior authorization.

We continue to believe that investing in the Middle Eastern equity markets will provide attractive long-term growth. We appreciate your interest in the Fund and would be pleased to respond to your questions or comments.

Ebru Ozsezgin

Portfolio Manager

THE FOREIGN & COLONIAL

EMERGING MIDDLE EAST FUND, INC.

PORTFOLIO OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997
--------------------------------------------------------

EQUITIES--97.26%
-------------------------------------------------------------------

  SHARES                                                            VALUE
----------                                                       -----------
EGYPT--35.72%
            APPAREL & TEXTILES--1.22%
    25,666  El Nasr Clothing & Textile Co. (KABO)..............  $   687,914
                                                                 -----------
            CEMENT--0.90%
    21,500  Helwan Portland Ct.................................      506,598
                                                                 -----------
            CHEMICALS--2.21%
    30,000  Paints & Chemicals Ind. (PACIN)....................    1,250,294
                                                                 -----------
            CONSTRUCTION--12.64%
    41,500  Madinet Nasr City..................................    3,002,308
    49,230  Suez Cement........................................    1,029,492
    70,000  Suez Cement--GDR(a)................................    1,302,000
    63,975  Torah Cement.......................................    1,808,907
                                                                 -----------
                                                                   7,142,707
                                                                 -----------
            FINANCIAL SERVICES--5.29%
    88,840  Commercial International Bank (CIB)................    2,041,237
    42,105  Commercial International Bank (CIB)--GDR...........      947,362
                                                                 -----------
                                                                   2,988,599
                                                                 -----------
            FOOD & BEVERAGE--6.06%
    30,000  Al Ahram Beverage Co.--ADR(a)......................      567,000
    21,200  Misr Gulf Oil Proc. Co. (MIGOP)....................      317,045
    38,590  North Cairo Flour Mills............................    2,159,435
    16,825  South Cairo Flour Mills............................      381,080
                                                                 -----------
                                                                   3,424,560
                                                                 -----------
            HOTELS--2.61%
    34,989  Misr for Hotels (Hilton)...........................    1,471,616
                                                                 -----------
            PHARMACEUTICALS--2.81%
    25,200  Egyptian International Pharmaceuticals (EIPICO)....    1,588,360
                                                                 -----------
            STEEL--1.98%
    12,000  Alexandria National Iron & Steel (ANSDK)...........      972,314
     2,000  Alexandria National Iron & Steel (ANSDK)(b)(c).....      145,847
                                                                 -----------
                                                                   1,118,161
                                                                 -----------
                                                                  20,178,809
                                                                 -----------
ISRAEL--11.29%
            CHEMICALS--3.25%
   854,000  Israel Chemicals...................................    1,031,540
   129,250  Makhteshim Chemical Works..........................      804,094
                                                                 -----------
                                                                   1,835,634
                                                                 -----------

  SHARES                                                            VALUE
----------                                                       -----------
ISRAEL--(concluded)
            ELECTRONICS--2.32%
     3,808  Clal Elec. Ind.....................................  $   412,931
    51,900  Elco Holdings......................................      348,293
    38,000  Formula Systems....................................      548,014
                                                                 -----------
                                                                   1,309,238
                                                                 -----------
            PHARMACEUTICALS--0.72%
     8,000  Teva Pharmaceuticals--ADR..........................      406,000
                                                                 -----------
            RETAIL TRADE--2.02%
    16,818  Blue Square Israel Ltd.--ADR(a)....................      306,928
   280,000  Super Sol..........................................      834,853
                                                                 -----------
                                                                   1,141,781
                                                                 -----------
            TELECOMMUNICATIONS--2.98%
    13,500  ECI Telecom Ltd.--ADR(a)...........................      295,312
    30,000  Nice Systems Ltd.--ADR(a)..........................      637,500
    38,600  Tadiran Telecommunications(a)......................      752,700
                                                                 -----------
                                                                   1,685,512
                                                                 -----------
                                                                   6,378,165
                                                                 -----------
JORDAN--2.11%
            APPAREL & TEXTILES--0.18%
    40,400  El Zay Ready Wear(a)...............................      101,997
                                                                 -----------
            CEMENT--0.36%
   125,000  Jordan Industrial Resources........................      200,987
                                                                 -----------
            CHEMICALS--1.14%
    40,900  Arab Potash Co.....................................      328,815
    60,000  Jordan Cement Factories............................      314,810
                                                                 -----------
                                                                     643,625
                                                                 -----------
            CONSTRUCTION--0.43%
   125,000  Zara For Investments(a)(c).........................      243,301
                                                                 -----------
                                                                   1,189,910
                                                                 -----------
LEBANON--5.46%
            BANKING--2.01%
    64,000  BLC--GDR...........................................    1,136,000
                                                                 -----------
            ENGINEERING & CONSTRUCTION--3.45%
   120,000  Solidere--GDR(a)...................................    1,950,000
                                                                 -----------
                                                                   3,086,000
                                                                 -----------

  SHARES                                                            VALUE
----------                                                       -----------
MOROCCO--32.98%
            AUTOMOTIVE & TRUCKS--2.43%
     4,700  Auto Hall..........................................  $ 1,373,002
                                                                 -----------
            BANKING--6.46%
    11,484  Banque Commerciale du Maroc (BCM)..................    1,085,695
    30,000  Banque Marocaine Du Commerce Exterieur (BMCE)--
              GDR(a)...........................................      613,500
    20,125  Credit Immobilier et Hotelier (CIH)................      655,345
    14,273  Wafabank...........................................    1,296,891
                                                                 -----------
                                                                   3,651,431
                                                                 -----------
            CONGLOMERATES--8.95%
    26,200  Omnium Nord Africain...............................    2,278,787
    33,029  Societe Nationale d'Investissement (SNI)...........    2,775,605
                                                                 -----------
                                                                   5,054,392
                                                                 -----------
            CONSTRUCTION--3.33%
    23,534  Cimenterie de l'Oriental (CIOR)....................    1,883,748
                                                                 -----------
            FINANCIAL SERVICES--2.54%
    11,585  Credit Eqdom.......................................    1,435,986
                                                                 -----------
            FOOD & BEVERAGE--7.99%
    10,674  Branoma............................................    1,522,647
    15,187  Brasseries du Maroc (BDM)..........................    2,988,009
                                                                 -----------
                                                                   4,510,656
                                                                 -----------
            MINING--1.28%
    11,855  Sonasid CS(a)......................................      721,028
                                                                 -----------
                                                                  18,630,243
                                                                 -----------
OMAN--2.14%
            INVESTMENT COMPANIES--2.14%
    87,000  Oryx Fund..........................................    1,207,125
                                                                 -----------

  SHARES                                                            VALUE
----------                                                       -----------
TURKEY--7.56%
            APPAREL & TEXTILES--0.05%
   221,316  Aksa...............................................  $    26,934
                                                                 -----------
            AUTOMOTIVE & TRUCKS--1.21%
 1,476,000  Otosan.............................................      685,853
                                                                 -----------
            BANKING--1.63%
21,863,000  Yapi Kredi Bankasi.................................      919,156
                                                                 -----------
            CEMENT--1.16%
 9,556,800  Adana Cimento......................................      655,541
                                                                 -----------
            CONSUMER DURABLES--0.95%
 3,125,000  Ardem..............................................      535,892
                                                                 -----------
            FOOD & BEVERAGE--0.77%
 1,595,000  Ege Biracilik......................................      435,278
                                                                 -----------
            PAPER--1.79%
11,000,000  Kartonsan..........................................    1,014,161
                                                                 -----------
                                                                   4,272,815
                                                                 -----------
TOTAL EQUITIES (cost $36,021,134)..............................   54,943,067
                                                                 -----------

--------------------------------------------------------------------------
REPURCHASE AGREEMENT--1.98%
-------------------------------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
  US$1,115  Agreement with State Street Bank and Trust Co.
            4.00% dated 4/30/97 to be repurchased 5/01/97 in
            the amount of $1,115,124 collateralized by
            $1,138,838 U.S. Treasury Bond, 8.75% due 5/15/17
            (cost $1,115,000)..................................    1,115,000
                                                                 -----------
TOTAL INVESTMENTS (cost $37,136,134)--99.24%...................   56,058,067
Other assets less liabilities--0.76%...........................      431,655
                                                                 -----------
NET ASSETS (applicable to 2,807,169 shares; equivalent to
  $20.12 per share)--100.00%...................................  $56,489,722
                                                                 -----------
                                                                 -----------

------------

      (a)  Non-income producing security.
      (b)  U.S. dollar denominated.
      (c)  Fair valued security, aggregating $389,148 or 0.69% of net assets.
      ADR  American Depositary Receipt.
      GDR  Global Depositary Receipt.

                 See accompanying notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                            APRIL 30, 1997
                                                                            --------------
ASSETS
Investments in securities, at value (cost $37,136,134)....................   $ 56,058,067
Cash (including foreign currency of $690,264 with a cost
 of $699,675).............................................................        690,925
Dividends and interest receivable.........................................         37,965
Deferred organizational expenses..........................................        186,419
Prepaid expenses..........................................................         29,004
                                                                            --------------
      Total assets........................................................     57,002,380
                                                                            --------------

LIABILITIES
Payable for investment securities purchased...............................        230,921
Investment advisory fee payable...........................................         57,250
Administration fee payable................................................          7,397
Accrued expenses and other liabilities....................................        217,090
                                                                            --------------
      Total liabilities...................................................        512,658
                                                                            --------------

NET ASSETS
Common stock, $0.001 par value; 2,807,169 shares issued and outstanding
 (100,000,000 shares authorized)..........................................          2,807
Additional paid-in capital................................................     37,206,549
Net investment loss.......................................................       (161,345)
Accumulated net realized gain.............................................        531,296
Net unrealized appreciation of investments and other assets and
 liabilities denominated in foreign currency..............................     18,910,415
                                                                            --------------
      Net assets applicable to shares outstanding.........................   $ 56,489,722
                                                                            --------------
                                                                            --------------
NET ASSET VALUE PER SHARE.................................................         $20.12
                                                                            --------------
                                                                            --------------

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS (UNAUDITED)

                                                                               FOR THE
                                                                              SIX MONTHS
                                                                                ENDED
                                                                            APRIL 30, 1997
                                                                            --------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $8,852)....................   $    572,339
Interest..................................................................         17,694
                                                                            --------------
                                                                                  590,033
                                                                            --------------

EXPENSES
Investment advisory fees..................................................        309,656
Custody and accounting fees...............................................        121,388
Directors' fees and expenses..............................................         91,290
Legal and audit fees......................................................         76,494
Administration fees.......................................................         61,986
Amortization of organizational expenses...................................         36,676
Shareholder reports expense...............................................         35,485
Insurance expense.........................................................         20,540
Transfer agent fees and expenses..........................................          7,516
Other expenses............................................................          7,703
                                                                            --------------
Total expenses............................................................        768,734
Less: Fee waiver (Note 2).................................................        (17,356)
                                                                            --------------
Net expenses..............................................................        751,378
                                                                            --------------
Net investment loss.......................................................       (161,345)
                                                                            --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain (loss) on:
  Investments.............................................................        643,950
  Foreign currency transactions...........................................       (111,132)
Net change in unrealized appreciation/depreciation of:
  Investments.............................................................     13,585,918
  Other assets and liabilities denominated in foreign currency............        (28,344)
                                                                            --------------
Net realized and unrealized gain on investments
 and foreign currency transactions........................................     14,090,392
                                                                            --------------

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS.....................   $ 13,929,047
                                                                            --------------
                                                                            --------------

                 See accompanying notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE
                                                           SIX MONTHS
                                                             ENDED         FOR THE YEAR
                                                         APRIL 30, 1997       ENDED
                                                          (UNAUDITED)    OCTOBER 31, 1996
                                                         --------------  ----------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment loss....................................   $   (161,345)   $      (90,466)
Net realized gain on investments and foreign currency
  transactions.........................................        532,818           681,798
Net change in unrealized appreciation/depreciation of
  investments and other assets and liabilities
  denominated in foreign currency......................     13,557,574         4,809,689
                                                         --------------  ----------------
Total from investment operations.......................     13,929,047         5,401,021
                                                         --------------  ----------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments..................       (596,240)         --
                                                         --------------  ----------------
Net increase in net assets.............................     13,332,807         5,401,021

NET ASSETS
Beginning of period....................................     43,156,915        37,755,894
                                                         --------------  ----------------
End of period..........................................   $ 56,489,722    $   43,156,915
                                                         --------------  ----------------
                                                         --------------  ----------------

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

NOTE 1  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Foreign & Colonial Emerging Middle East Fund, Inc. (the "Fund") was incorporated in the State of Maryland on July 29, 1994, as a non-diversified, closed-end management investment company. Prior to commencing operations on November 4, 1994, the Fund had no operations other than the sale to Foreign & Colonial Emerging Markets Limited (the "Investment Adviser") of 7,169 shares of common stock for $100,008 on October 25, 1994. Organizational costs of $370,000 have been deferred and are being amortized on a straight-line basis over a 60-month period from the date the Fund commenced operations.

The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

VALUATION OF INVESTMENTS--Portfolio securities for which market quotations are readily available are valued at the last sale price prior to the time of determination if there was a sale on the date of determination or, if there was no sale on such day, at the mean between the last current bid and asked prices, or if there was no asked price, the bid price. Securities for which reliable market quotations or pricing services are not readily available are valued at fair value using methods determined in good faith by, or under procedures established by the Fund's Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase is greater than 60 days.

REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in a foreign currency are translated at the prevailing rates of exchange on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency rates from the fluctuations arising from changes in the market prices of the securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain or loss for both financial reporting and income tax reporting purposes.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period end exchange rates is reflected as a component of net unrealized appreciation of investments and other assets and liabilities denominated in foreign currency. Net realized foreign currency gain (loss) is treated as ordinary income for tax reporting purposes.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized gain on investments. To the extent they exceed net investment income and net realized capital gain for tax purposes, they are reported as distributions of additional paid-in capital.

On December 20, 1996, the Board of Directors declared a long-term capital gain dividend of $0.2124 per share. The dividend was paid on January 9, 1997 to shareholders of record as of December 31, 1996.

U.S. FEDERAL INCOME TAXES--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to U.S. federal excise tax. Withholding taxes on foreign dividends and interest have been provided for in accordance with the applicable tax requirements.

FOREIGN TAXES--The Fund may be subject to certain taxes on dividends, capital gains and other income imposed by the foreign countries in which it invests.

NOTE 2  INVESTMENT ADVISER AND ADMINISTRATOR

The Investment Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. As compensation for its services to the Fund, the Investment Adviser is paid a monthly fee at the annual rate of 1.25% of the value of the Fund's average weekly net assets.

Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated ("PaineWebber"), provides administrative services to the Fund under an Administration Agreement. As compensation for its services, the Administrator is paid a monthly fee at the annual rate of 0.15% of the value of the Fund's average weekly net assets, subject to a minimum annual fee of $125,000. For the six months ended April 30, 1997, the Administrator voluntarily waived $17,356 of its fees.

NOTE 3  INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at April 30, 1997 was substantially the same as the cost of securities for financial statement purposes. Accordingly, net unrealized appreciation of investments of $18,921,933 was composed of gross appreciation of $20,308,821 for those investments having an excess of value over cost, and gross depreciation of $1,386,888 for those investments having an excess of cost over value.

For the six months ended April 30, 1997, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $17,800,817 and $19,107,111, respectively.

NOTE 4  CONCENTRATION OF RISK

Investment in Middle East issuers involves certain risks and special considerations which are not typically associated with investing in securities issued by U.S. or Western European companies or governments, as a result of, among other things, future political and economic developments and the level of governmental supervision and regulation of the securities markets. In particular, securities markets and currencies of many Middle East countries, similar to those of other emerging market countries, have been subject to substantial price volatility and sudden market declines. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

NOTE 5  CAPITAL STOCK

There were no transactions in common stock for the six months ended April 30, 1997 or for the year ended October 31, 1996.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period is presented below.

                                                  FOR THE
                                                 SIX MONTHS                         FOR THE PERIOD
                                                   ENDED          FOR THE YEAR     NOVEMBER 4, 1994*
                                               APRIL 30, 1997    ENDED OCTOBER          THROUGH
                                                (UNAUDITED)         31, 1996       OCTOBER 31, 1995
                                               --------------   ----------------   -----------------
Net asset value, beginning of period.........     $ 15.37           $ 13.45             $ 14.04**
                                               --------------      --------            --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss).................       (0.06)            (0.03)               0.02
Net realized and unrealized gain (loss) on
  investments, options and foreign currency
  transactions...............................        5.02              1.95               (0.06)
                                               --------------      --------            --------
        Total from investment operations.....        4.96              1.92               (0.04)
                                               --------------      --------            --------
DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain on investments........       (0.21)          --                  --
                                               --------------      --------            --------
CAPITAL SHARE TRANSACTIONS
Offering costs charged to additional
  paid-in capital............................      --               --                    (0.55)
                                               --------------      --------            --------
Net asset value, end of period...............     $ 20.12           $ 15.37             $ 13.45
                                               --------------      --------            --------
                                               --------------      --------            --------
Market value, end of period..................     $ 17.25           $12.375             $ 11.00
                                               --------------      --------            --------
                                               --------------      --------            --------
TOTAL INVESTMENT RETURN (a)(b)...............       41.36%            12.50%             (21.65)%
                                               --------------      --------            --------
                                               --------------      --------            --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands).....     $56,490           $43,157             $37,756
Ratio of expenses to average net assets......        3.03%(c)(d)        3.16%(d)           2.99%(c)(e)
Ratio of net investment income (loss) to
  average net assets.........................       (0.65)%(c)(d)       (0.23)%(d)         0.13%(c)(e)
Portfolio turnover...........................          36%               30%                 19%
Average commission rate paid per share of
  common stock investments purchased/ sold
  (f)........................................  0.0$008              $0.0027             --

NOTES:

*          Commencement of operations.
**         Initial public offering price of $15.00 per share less an average underwriting discount of $0.96 per share.
(a)        Total investment return is calculated assuming a purchase of common stock at the current market price on the first day, and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.
(b)        Total investment return for a period of less than one year is not annualized.
(c)        Annualized.
(d)        The Administrator waived a portion of its fees during the six months ended April 30, 1997 and the year ended October 31, 1996. If such waivers had not been made, the ratio of expenses to average net assets would have been 3.10% and 3.25%, respectively, and the ratio of net investment loss to average net assets would have been (0.72)% and (0.32)%, respectively.
(e)        The Investment Adviser and Administrator waived a portion of their fees during the period. If such waivers had not been made, the ratio of expenses to average net assets would have been 3.11% and the ratio of net investment income to average net assets would have been 0.01%.
(f)        Disclosure effective for fiscal years beginning on or after September 1, 1995.

CORPORATE INFORMATION

DIRECTORS
Audley W. Twiston Davies, Chairman & President
Bassam Aburdene
Albert Francke
Walter M. Noel, Jr.
Fred Arthur Rank Packard
David C. Patterson

OFFICERS
Audley W. Twiston Davies
Arnab Banerji
Jeffrey Chowdhry
Ebru Ozsezgin
Michael Gabriel

Chairman & President
Executive Vice President
Executive Vice President
Vice President
Treasurer & Secretary

INVESTMENT ADVISER
Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY

ADMINISTRATOR
Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

INDEPENDENT ACCOUNTANT
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

                                                                          [LOGO]

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUND WITHOUT EXAMINATION BY INDEPENDENT ACCOUNTANTS, WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS SENT TO THE SHAREHOLDERS OF THE FUND FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT FROM TIME TO TIME THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET.

The Foreign & Colonial Emerging Middle East Fund, Inc.
1285 Avenue of the Americas
New York, NY 10019
Telephone: 212-713-2848
Fax: 212-713-4058

Foreign & Colonial Emerging Markets Limited
Exchange House, 8th Floor
Primrose Street
London, England EC2A 2NY
Telephone: 44-171-628-1234
Fax: 44-171-628-2281

                     [LOGO]
FOREIGN & COLONIAL EMERGING MARKETS LIMITED